Summary of significant accounting policies (Narrative) (Details) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2013 CNY	Mar. 31, 2012 CNY	Mar. 31, 2011 CNY	Mar. 31, 2012 USD ($)	Mar. 31, 2010 CNY	Mar. 31, 2013 People's Republic Of China [Member] USD ($)	Mar. 31, 2013 People's Republic Of China [Member] CNY	Mar. 31, 2012 People's Republic Of China [Member] CNY
Accounting Policies [Line Items]
Effect of change on net income	$ (258)	(1,600)
Effect of change on net income per share	$ (0.003)	(0.02)
Foreign currency translation rate	6.2108
Cash and cash equivalents	240,565	1,494,099	794,311	611,387	127,892	280,835	236,820	1,470,844	765,689
Estimated useful life of the operating rights	30 years	30 years
Impairment of long-lived assets
Research and development costs	1,362	8,459	7,615	6,960
Advertising and promotion costs	$ 3,094	19,215	12,460	10,590